Exhibit 10.2

AMENDMENT TO NOTE, DATED MAY 6, 2016

This Amendment (the “Note Amendment”) amends the Note, dated as of May 6, 2016 (the “Note”), issued by Natural Habitat, Inc., a Colorado corporation (the “Payor”) in the principal amount of $2,525,000 to Ben Bressler, an individual (“Payee”). This Note Amendment, is entered into as of May 1, 2020 (the “Amendment Effective Date”), by and between the Payor and the Payee. All capitalized terms used in this Note Amendment and not otherwise defined herein shall have the respective meanings given to such terms in the Note.

WHEREAS, the parties desire to amend the payment schedule and Maturity Date of the Note as expressly provided in this Note Amendment.

NOW, THEREFORE, in consideration of the covenants, promises and representations set forth herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows, effective as of the Amendment Effective Date:

1.     .Maturity Date. The principal amount of this Note will be payable in three (3) equal consecutive annual installments of $841,667.00 commencing on December 22, 2020 and on December 22 of each year thereafter until paid in full, with the final date of payment on December 22, 2022 being the “Maturity Date”.

2.

.Remaining Provision; References. Except as expressly modified by this Note Amendment, the Note remains in full force and effect. Each reference in the Note to “this Note,” “hereunder,” “hereof,” “herein” or words of like import referring to the Note, and each reference in any other document relating to the “Note,” “thereunder,” “thereof” or words of like import referring to the Note, means and references the Note as amended by this Note Amendment.

3.

.Miscellaneous. This Note Amendment may be executed in separate counterparts and delivered by fax or email. The provisions of this Note Amendment may be amended and waived only with the prior written consent of the Payee and the Payor. The Payee and Payor waive any right to jury trial with regard to the Note and/or this Note Amendment. THIS NOTE AMENDMENT NOTE SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

[Signature page follows]

IN WITNESS WHEREOF, the parties hereto have duly executed this Note Amendment as of the Amendment Effective Date.

PAYOR:
NATURAL HABITAT, INC. By: /s/ Sven-Olof Lindblad Name: Sven-Olof Lindblad Title: Chief Executive Officer and President

PAYEE:
/s/ Benjamin Bressler__________________ BEN BRESSLER, an individual

[Signature Page to Note Amendment]